EXHIBIT 99.1

THE 2005

VENTURE FINANCIAL GROUP, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Effective January 1, 2005

		in Connection With a Change in Ownership	11
	4.8	Payment of Benefit Following Determination
		of Disability	11
	4.9	Payment of Benefit Following the Death of
		the Participant	11
	4.10	Withholding and Payroll Taxes	11
	4.11	Payment to Guardian	11-12

ARTICLE V	RESTRICTIVE COVENANTS		12
	5.1	Restrictive Covenants Applicable Regardless
		of Circumstances Surrounding Termination	12-13
	5.2	Restrictive Covenants Applicable in the Event
		Participant Elects Early or Normal Retirement, in
		the Event of Voluntary Termination, or in the
		Event of Termination Due to Disability	13

ARTICLE VI	BENEFICIARY DESIGNATION		13
	6.1	Beneficiary Designation	13-14
	6.2	Amendments and Marital Status	14
	6.3	No Participant Designation	14
	6.4	Effect of Payment	14

ARTICLE VII	ADMINISTRATION		14
	7.1	Committee and Duties	14
	7.2	Agents	14
	7.3	Binding Effect of Decisions	14
	7.4	Indemnity of Committee	14

ARTICLE VIII	CLAIMS PROCEDURE		14
	8.1	Claim	14-15
	8.2	Arbitration of Disputes	15

ARTICLE IX	MISCELLANEOUS		15
	9.1	Unfunded Plan	15
	9.2	Unsecured General Creditor	15
	9.3	Trust Fund	16
	9.4	Non-assignability	16
	9.5	Not a Contract of Employment	16
	9.6	Protective Provisions	16
	9.7	Terms	16
	9.8	Captions	16
	9.9	Governing Law	16
	9.10	Validity	16
	9.11	Successors	16
	9.12	IRS Section 280G Issues	17

Exhibit 1- Participation Agreement & Exhibit 2- Beneficiary Designation Form

THE 2005

VENTURE FINANCIAL GROUP, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ARTICLE I

PURPOSE AND EFFECTIVE DATE

     The purpose of this Supplemental Executive Retirement Plan (the "Plan") is to provide supplemental retirement benefits for certain key employees of Venture Financial Group, Inc., Venture Bank and subsidiaries or affiliates thereof (the "Employer") who are employed by the Employer on or after January 1, 2005. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits. This Plan shall be effective as of January 1, 2005.

ARTICLE II

DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

    2.1 Employer. "Employer" means Venture Financial Group, Inc., Venture Bank and any affiliated or subsidiary corporation designated by the Board, or any successors to the businesses thereof.

     2.2 Participant. "Participant" means any individual who is participating in or has participated in this Plan, and who has not yet received his full benefit hereunder, as provided in Article III.

    2.3 Board. "Board" means the Board of Directors of Venture Financial Group, Inc.

    2.4 Committee. "Committee" means the Compensation Committee of the Board of Directors of Employer.

     2.5 Participation Agreement. "Participation Agreement" means the agreement filed by a Participant and approved by the Board pursuant to Article III herein.

     2.6 Supplemental Retirement Benefit. "Supplemental Retirement Benefit" or "Retirement Benefit" means the benefit specified in the Participation Agreement.

     2.7 Accounting Method. The Plan shall be accounted for as a retirement pension plan pursuant to the provisions of Financial Accounting Standard 87.

     2.8 Eligibility Date. Unless specified otherwise by the Board, "Eligibility Date" shall be the first day of the first month following Board approval of an individual's Participation in the Plan pursuant to the terms of Paragraph 3.1(B) .

    2.9 Credited Service. "Credited Service" shall mean the number of months the Participant is eligible to credit toward the accrual of Retirement Benefits. The time period from which Credited Service begins to run shall be the Eligibility Date identified as such in the Participation Agreement, and shall be measured in consecutive months thereafter.

    2.10 Applicable Percentage. The term "Applicable Percentage" shall mean that percentage of the Supplemental Retirement Benefit or the Benefit Accrual Balance that the Participant is entitled to receive based on the circumstances surrounding the termination of employment. The Applicable Percentage of Benefits shall accrue on the following basis:

Full Years of Credited Service 0 to 1	0%
Full Years of Credited Service 1 to 2	0%
Full Years of Credited Service 2 to 3	0%
Full Years of Credited Service 3 to 4	30%
Full Years of Credited Service 4 to 5	40%
Full Years of Credited Service 5 to 6	50%
Full Years of Credited Service 6 to 7	60%
Full Years of Credited Service 7 to 8	70%
Full Years of Credited Service 8 to 9	80%
Full Years of Credited Service 9 to 10	90%
After 10 Full Years of Credited Service:	100%

     2.11 Benefit Accrual Balance. The term "Benefit Accrual Balance" means the portion of the total Retirement Benefit that has been earned prior to the Normal Retirement Date. The Benefit Accrual Balance is defined for the purpose of determining individual benefits as follows: The present value of the Normal Retirement Benefit as of the Normal Retirement Date (based on the discount rate used by the Plan actuary to determine Plan liabilities during the year employment terminates), multiplied by the Service Ratio.

     2.12 Discount Rate. The term "Discount Rate" means the rate of discount used by the Employer's independent third party actuary to calculate the present value of Plan liabilities during each calendar year.

     2.13 Retirement. The term "Retirement" or "Retires" shall refer to the date on or after the Early or Normal Retirement Date, which the Participant acknowledges in writing to Employer to be the last day the Participant will be a full time, salaried Employee of Employer for any reason other than For Cause (as defined herein).

     2.14 Normal Retirement and Normal Retirement Date. The terms "Normal Retirement" and "Normal

Retirement Date" shall mean the date on or after the Participant attains age sixty-five (65) and the day on which the Participant terminates full time, salaried employment with the Employer for any reason other than Termination for Cause.

     2.15 Early Retirement and Early Retirement Date. Provided Participant receives written approval by the Board of Directors, the terms "Early Retirement" and "Early Retirement Date" shall mean the date on which a Participant elects to Retire from full time, salaried employment with the Employer, and a date on or after Participant attains the age of fifty-five (55) and has completed at least ten (10) full years of Credited Service.

    2.16 Early Retirement Benefit. "Early Retirement Benefit" means the benefit defined pursuant to the terms of Paragraph 3.2(B)(i) and/or (ii).

    2.17 Change in Ownership. A Change in Ownership shall be deemed to occur as follows:

When any one person or persons acting as a group acquire ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of such corporation.

      For the purpose of this Agreement, transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Employer shall not be considered in determining whether there has been a Change in Ownership.

     2.18 Termination in Connection with a Change in Ownership. A termination shall be deemed to be in Connection with a Change in Ownership if, within six (6) months before or within two (2) years following a Change in Ownership:

(A)	The Participant's employment with the Employer is terminated by the Employer and such termination is not a Termination for Cause; or

(B)	Participant is "Constructively Terminated". For the purposes of this Agreement, the terms "Constructively Terminated" or "Constructive Termination" are defined as a voluntary election to resign or a forced resignation resulting from (i) Employer actions, in conjunction with, or by reason of a Change in Ownership, which actions result in any adverse and material change in the scope of the Employee's position, responsibilities, duties, salary, benefits or location of employment; or (ii) any event caused by the Employer which reasonably constitutes or results in a demotion or a significant diminution of Participant's responsibilities or authority.

        2.19 Disability/Disabled. For the purpose of this Plan, a Participant will be considered disabled if:

(A)	He is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(B)	He is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of Participant's Employer.

     2.20 Termination for Cause. "Termination for Cause" shall mean any one or more of the following:

(A)	Willful misfeasance, gross negligence, or conduct involving dishonesty in the performance of Participant's duties, as determined by either of the Boards of Directors;

(B)	Conviction of any felony or of a crime in connection with Participant's duties;

(C)	Conduct significantly harmful to Employer, as reasonably determined by either of the Boards of Directors, including but not limited to intentional violation of law or of any significant policy or procedure by the Participant;

(D)	Refusal or failure to act in accordance with a stipulation, requirement, or directive of either of the Boards of Directors or the Supervisor (provided such directive is lawful);

(E)	Failure to faithfully or diligently perform any of the duties of Participant's employment which are specified in this Agreement, articulated by either of the Boards of Directors, or are usual and customary duties of Participant's employment, if Participant has not corrected the problem or formulated a plan for its correction with the Supervisor (if such failure is not susceptible to immediate correction) within thirty (30) days after notice to Participant; or

(F)	Removal of Participant from office or permanent prohibition of Participant from participating in the conduct of Employer's affairs by an order issued by a bank regulatory authority.

     2.21 Notice. Any "Notice" or filing required or permitted to be given to the Employer or the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to Employer or to the Employer's statutory agent (in the event of a dispute). Such Notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Furthermore, as it applies to notification of Participant's death, any such Notice shall include an original certified death certificate.

     2.22 Service Ratio. The Service Ratio is a fraction, the numerator of which is the total months of Credited Service in the Plan as of the date of Termination, and the denominator of which is the total months of Credited Service at the Normal Retirement Date.

ARTICLE III

PARTICIPATION, VESTING AND RIGHTS OF EMPLOYER REGARDING ACCRUALS

    3.1 Eligibility, Participation, and Rights of Bank Regarding Accruals.

         (A) Eligibility. Eligibility to participate in the Plan is limited to those key employees of the Employer that are designated, from time to time, by the Board.

         (B) Participation. An employee's participation in the Plan shall be effective upon notification of such person by the Committee of eligibility to participate, completion of a Participation Agreement by such person, and acceptance of the Participation Agreement by the Committee. Except as modified by paragraph 3.1 (C) below, participation in the Plan shall continue until such time as the Participant terminates employment with the Employer and as long thereafter as the Participant is eligible to receive benefits under this Plan.

        (C) Eligibility Following a Change in Ownership. The Benefit Accrual Balance will be frozen as of the effective date of a Change in Ownership and no further accruals shall be made without the express written consent of the successor.

        (D) Rights of Employer Regarding Accruals. The Employer may suspend the accrual of benefits provided under this Plan in any given year in which the Employer's Return on Assets is less than one point two percent (1.2%) or the Return on Equity is less than twelve percent (12%). The suspension of benefit accruals shall only apply to the benefits of Participants who have not yet retired in the year in which the performance standards are not achieved. The impact of the suspended benefits in the year in which performance standards are not achieved shall be a reduction in the Supplemental Retirement Benefit equal to the percentage of the Service Ratio that would have been earned by the Participant in the year the performance standards were not achieved.

    3.2  Benefit Amounts and Circumstances Affecting Such Amounts.

        (A) Retirement on Normal Retirement Date. Subject to the applicable provisions of Section V, the Applicable Percentage of the Retirement Benefit for a Participant whose employment with the Employer terminates on or after the Normal Retirement Date shall be one hundred percent (100%).

       (B) Retirement on or after Early Retirement Date but before Normal Retirement Date. In the event the Participant qualifies to retire on a date that constitutes Early Retirement pursuant to the terms specified in paragraph 2.15, then, subject to the applicable provisions of Section V, he shall be entitled to receive the following benefit depending on circumstances:

            (i) If the Participant retires upon or after attaining the age of Sixty (60) years old, he shall receive the Normal Retirement Benefit, multiplied by the Service Ratio as of the Early Retirement Date and further reduced by a factor of .7% (point seven percent) per month for every month between the Normal Retirement Date and the Early Retirement Date.

             (ii) If the Participant retires after attaining the age of fifty-five (55), but before attaining the age of sixty (60) years of age, then he shall be entitled to the following, depending on Participant's age at Early Retirement:

After age 55 but before age 56= The lesser of twenty-five percent (25%) of the Normal Retirement Benefit or the benefit determined pursuant to 3.2 (B)(i) above;

After age 56 but before age 57= The lesser of thirty percent (30%) of the Normal Retirement Benefit or the benefit determined pursuant to 3.2 (B)(i) above;
After age 57 but before age 58= The lesser of thirty-five percent (35%) of the Normal Retirement Benefit or the benefit determined pursuant to 3.2 (B)(i) above;
After age 58 but before age 59= The lesser of forty percent (40%) of the Normal Retirement Benefit or the benefit determined pursuant to 3.2 (B)(i) above;
After age 59 but before age 60= The lesser of forty-five percent (45%) of the Normal Retirement Benefit or the benefit determined pursuant to 3.2 (B)(i) above.
Example of the application of the Early Retirement Formula: Assumptions
Target Retirement Benefit: $50,000 per year, payable at age 65 for fifteen years
Cost of Living Adjustment: 2% per year, once benefits commence
Early Retirement Age: 61
Normal Retirement Age: 65
Total Years of Participation in the Plan at Normal Retirement Age: 20 years
Years of Participation in the Plan at Early Retirement Age: 16 years
Calculation of Benefit Accrual Balance:
1.	Determine the Normal Retirement Benefit at the Normal Retirement Date:
Per the Participation Agreement: $50,000
2.	Calculate the Service Ratio at the Early Retirement Date:
Months served (12 x 16 = 192) / Months served at Normal Retirement
(240) = .80
3.	Calculate the Benefit Derived :
$50,000 x .8 = $40,000
4.	Calculate the interest factor:
Number of months early: 48 x .7% per month = .336
5.	Calculate Early Retirement Benefit: $40,000 x 1- .336 = $26,560

     (C) Termination Without Cause. If the Participant's employment is terminated by the Employer and such termination is not a Termination for Cause (and not as a result of a Change in Ownership or Determination of Disability), the Participant shall be eligible to receive the Applicable Percentage of the Benefit Accrual Balance as of the effective date of Termination.

     (D) Voluntary Termination. If the Participant's employment is terminated by voluntary resignation other than for Early or Normal Retirement, then, subject to the applicable provisions of Section V, the Participant shall be entitled to be paid fifty percent (50%) of the Applicable Percentage of the Benefit Accrual Balance.

     (E) Termination In Connection With a Change in Ownership. In the event a Participant is terminated In Connection With or After a Change in Ownership, the Participant shall be entitled to a one hundred percent (100%) Applicable Percentage of the Benefit Accrual Balance at the time of Change in Ownership.

     (F) Termination Following the Determination of Disability. In the event a Participant terminates or is terminated by Employer as a result of Disability, then, subject to the applicable provisions of Section V, he shall be entitled to receive a one hundred percent (100%) Applicable Percentage of the Benefit Accrual Balance as of the effective date of Termination.

     (G) Termination for Cause. If the Participant is terminated for Cause, then all benefits to which Participant or his Beneficiary(ies) may otherwise have been entitled pursuant to this Plan shall be forfeited.

     (H) Death of the Participant while Employed by the Employer. In the event the Participant dies while employed by the Employer, the Applicable Percentage shall be one hundred percent (100%) of the Normal Retirement Benefit, and payments will be made to the Designated Beneficiary of the Participant for the period and in the manner specified in the Participation Agreement. Payments will commence no later than sixty (60) days after the Employer has received Notice of the Participant's death.

     (I) Death of the Participant if no Longer Employed by the Employer. In the event the Participant dies after Normal Retirement, or after payments pursuant to this Agreement have commenced, Participant's Beneficiary(ies) shall be entitled to receive the remainder of payments due under this Agreement. In the event Participant dies after the effective date of Termination, but prior to any payments being made pursuant to the terms of this Agreement, then Participant's Beneficiary(ies) shall be entitled to receive a Benefit equal to the Applicable Percentage of the Retirement Benefit specified in the Participation Agreement. Payments will commence no later than sixty (60) days after the Employer has received Notice of the Participant's death.

ARTICLE IV

PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFITS

     4.1 IRC Compliance. It is the intent of the parties to comply with all applicable Internal Revenue Code Sections, including, but not limited to, IRC 409A. Thus, for any benefits payable pursuant to this Plan, if the Participant is a Key Employee, as defined by the Internal Revenue Service, and the Employer is publicly traded at the time of "separation from service" (as defined by IRC 409A), any such benefit payment described hereinafter shall be withheld for six (6) months following such separation from service in order to comply with IRC 409A. Subject to the forgoing, benefits shall be paid in accordance with the following:

    4.2 Normal Retirement Benefit. Commencing on the first day of the month following a Participant's Normal Retirement Date, the Employer shall pay to the Participant a Supplemental Retirement Benefit equal to the amount specified in the Participant Agreement. The Benefit shall be payable in semi-monthly installments commencing on the first day of the month following the Normal Retirement Date and continuing thereafter for the period specified in paragraph 4.4 below. The semi-monthly benefit shall be increased on each calendar anniversary by the rate of two percent (2%).

     4.3 Early Retirement Benefit. If a Participant retires pursuant to and in accordance with the provisions of Paragraph 2.15, Employer shall pay to the Participant a Supplemental Retirement Benefit as determined under Section 3.2(B) . The benefit shall be payable in semi-monthly installments commencing on the first day of the month following the Early Retirement Date and continuing thereafter for the period specified in paragraph 4.4 below. The semi-monthly benefit shall be increased on each calendar anniversary by the rate of two percent (2%).

     4.4 Form of Benefit Payment. Subject to the applicable provisions of Section V (including Paragraph 5.2 as applicable), the Supplemental Retirement Benefit shall be paid in the basic form provided below:

                Benefit Level A: A joint and survivor annuity payable for two hundred forty (240) months.

                Benefit Level B: A joint and survivor annuity payable for one hundred eighty (180) months.

     4.5 Payment of Benefit Following Termination Without Cause. Any Benefit amount due pursuant to the terms of Paragraph 3.2(C) shall be made in lump sum two (2) years after the date of Termination.

     4.6 Payment of Benefit Following Voluntary Termination. Subject to the provisions of Section V (including Paragraph 5.2), any Benefit amount due pursuant to the terms of Paragraph 3.2(D) shall be made in lump sum two (2) years after the date of Termination.

    4.7 Payment of Benefit Following Termination in Connection With a Change in Ownership. Any Benefit amount due pursuant to the terms of Paragraph 3.2(E) shall be made according to the circumstances defined below:

If, prior to the Termination in Connection With or After a Change in Ownership, the Participant has attained the age of fifty-five (55) and has completed at least ten (10) full years of Credited Service, the Form of Benefit Payment shall be as if the Participant had elected Normal or Early Retirement pursuant to the terms of Paragraphs 3.1, 3.2 and 4.2 thru 4.4.

If, in the alternative, the Participant has not attained the age of fifty-five (55) and has not completed at least ten (10) full years of Credited Service prior to the Termination in Connection With or After a Change in Ownership, then Benefit Payments shall be made in three (3) substantially equal annual installments. The First payment shall be made within sixty (60) days of Termination, and the two (2) remaining payments shall be made twelve (12) and twenty-four (24) months thereafter.

     4.8 Payment of Benefit Following Determination of Disability. Any Benefit amount due pursuant to the terms of Paragraph 3.2(F) shall be made in lump sum no later than sixty (60) days after the determination of Disability.

     4.9 Payment of Benefit Following the Death of the Participant. All payments due will be made to the Designated Beneficiary of the Participant for the period and in the manner specified in the Participation Agreement (Level A or Level B). Payments will commence no later than sixty (60) days after the Employer has received Notice of the Participant's death and shall be made in twenty-four (24) substantially equal semi-monthly installments each year that a benefit is due.

     4.10 Withholding and Payroll Taxes. The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant's age under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax purposes pursuant to Section 3405(a) (2) of the Internal Revenue Code, or any successor provision thereto.

     4.11 Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or such person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.

ARTICLE V

RESTRICTIVE COVENANTS

     5.1 Restrictive Covenants Applicable Regardless of Circumstances Surrounding Termination. Regardless of the circumstances surrounding a Participant's Termination event, Participant hereby agrees to be bound by the following Restrictive Covenants:

            (A) Confidential Information. Executive acknowledges that in the course of Executive's employment, Executive will have or obtain knowledge of confidential information and other secrets concerning Employer and its business, plans and strategies, its actual and prospective customers, and other matters which are valuable to Employer and which Employer does not want disclosed. Executive will not during and after the Term, disclose to any other person or entity any confidential information concerning Employer, its business operations or customers, or use for his own purposes or permit or assist others in the use of such confidential information, unless (i) either of the Boards of Directors consents to the use or disclosure of the information, (ii) the use or disclosure is consistent with Executive's duties under this Agreement, or (iii) disclosure is required by law or court order.

            (B) Nonraiding of Employees. Executive recognizes that the Employer's workforce is a vital part of its business; therefore, Executive agrees that for twenty-four (24) months following termination, Executive will not directly or indirectly solicit any employee to leave his or her employment with Employer or any of Employer's subsidiaries. This includes that Executive will not (a) disclose to any third party the names, backgrounds, or qualifications of any of the employees or otherwise identify them as potential candidates for employment, or (b) personally or through any other person approach, recruit, interview or otherwise solicit employees to work for any other employer. For purposes of this Section, employees include all employees working for Employer or any of Employer's subsidiaries at the time of termination of Executive's employment.

           (C) Injunctive Relief. Executive acknowledges that it is impossible to measure in money the damages that will accrue to Employer if Executive fails to observe the covenants in this Section 5.1; therefore, the Restrictive Covenants may be enforced by an action at law for damages and by an injunction to prohibit the restricted activity. Executive hereby waives the claim or defense that an adequate remedy at law is available to Employer. Nothing set forth herein shall prohibit Employer from pursuing all remedies available to it.

           (D) Reasonableness. The parties agree that this Agreement in its entirety, and in particular the Restrictive Covenants, is reasonable both as to time and as to area. The parties additionally agree (i) that the Restrictive Covenants are necessary for the protection of Employer's business and goodwill; (ii) that the Restrictive Covenants are not any greater than are reasonably necessary to secure Employer's business and goodwill; and (iii) that the degree of injury to the public due to the loss of the service and skill of Executive or the restrictions placed upon Executive's opportunity to make a living with Executive's skills upon enforcement of said restraints, does not and will not warrant non-enforcement of said restraints. The parties agree that if any portion of the Restrictive Covenants set is adjudged unreasonably broad, then the parties authorize said court or arbitrator to narrow same so as to make it reasonable, given all relevant circumstances, and to enforce the same.

           (E) Survival. As applicable, the provisions of Section 5.1 shall survive the termination of this Agreement.

     5.2 Restrictive Covenants Applicable in the Event Participant Elects Early or Normal Retirement, in the Event of Voluntary Termination, or in the event of Termination Due to Disability. In the event the Participant elects Early or Normal Retirement, or in the event that he Voluntarily Terminates his position with Employer, or in the event that he is terminated as a result of Disability, then, in order to receive the Benefits provided by this Plan and the individual Adoption Agreement, the Participant must comply with the following additional restrictive covenants:

            (A) Noncompetition Executive shall be subject to the noncompetition covenant in this Section 5.2(A) for Twenty-Four (24) months following Voluntary Termination or Retirement (Early or Normal) (as applicable, the "Noncompete Period"). During the Noncompete Period, Executive shall not be employed or act in any capacity, either directly or indirectly or otherwise "participate" (as defined below) in any business conducting any of the types of business conducted by Employer at the time of termination of employment in any market area delineated in Employer's CRA (Community Reinvestment Act of 1977) Plan at the time of termination. For purposes of this Agreement, the term "participate" includes, without limitation, any direct or indirect interest in any such business, whether as an Executive, director, consultant, employee, partner, sole proprietor, stockholder, owner, or otherwise, other than by ownership of less than one percent (1%) of the stock of any financial institution providing services in the areas delineated in Employer's CRA plan. The term "participate" shall also include participation, planning, or consulting for any startup financial organization.

            (B) Nonsolicitation. During employment and for a period of twenty-four (24) months following Voluntary Termination or Retirement (Early or Normal), Executive will not solicit any customer of Employer or of any of Employer's subsidiaries. For purpose of this Section, "customers" are defined as (a) all customers services by Employer or any of Employer's subsidiaries at any time within twelve (12) months before termination of Executive's employment, (b) all customers and potential customers whom Employer or Employer's subsidiaries actively solicited at any time within twelve (12) months before termination of Executive's employment, and (c) all successors, owners, directors, partners and management personnel of the customers described in (a) or (b).

            (C) Effect of Failure to Comply with the Provisions of Paragraph 5.2. In the event Participant is subject to, and fails to comply with the applicable provisions of this Paragraph 5.2, then all benefits to which Participant or his Beneficiary(ies) may otherwise have been entitled pursuant to this Supplemental Executive Retirement Plan shall be forfeited. Furthermore, Participant shall repay Employer all amounts paid to Participant pursuant to the terms of this Supplemental Executive Retirement Plan during the time period in which Participant was in violation of the terms of this Paragraph 5.2 and thereafter.

ARTICLE VI

BENEFICIARY DESIGNATION

     6.1 Beneficiary Designation. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of his death prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Committee, and will be effective only when filed with the Committee during the Participant's lifetime.

    6.2 Amendments and Marital Status. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. If a Participant's Compensation is community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

     6.3 No Participant Designation. In the absence of an effective Beneficiary designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

     6.4 Effect of Payment. The payment to the deemed Beneficiary shall completely discharge the Employer's obligations under this Plan.

ARTICLE VII

ADMINISTRATION

     7.1 Committee and Duties. This Plan shall be administered by the Board Compensation Committee, which shall consist of not less than three (3) persons appointed by the Chairman of the Board. The Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business. A majority vote of the Committee members constituting a quorum shall control any decision.

     7.2 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

     7.3 Binding Effect of Decisions. The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

     7.4 Indemnity of Committee. The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

ARTICLE VIII

CLAIMS PROCEDURE

     8.1 Claim. The Employer shall, but only to the extent necessary to comply with ERISA, be designated as the named fiduciary under this Plan and shall have authority to control and manage the operation and administration of this Plan. Consistent therewith, the Employer shall make all determinations as to the rights to benefits under this Plan. Any decision by the Employer denying a claim by the Participant, the Participant's spouse, or the Participant's Beneficiary for benefits under this Plan shall be stated in writing and delivered or mailed, via registered or certified mail, to the Participant, the Participant's spouse or the Participant's

Beneficiary, as the case may be. Such decision shall set forth the specific reasons for the denial of a claim. In addition, the Employer shall provide the Participant, the Participant's spouse or the Participant's Beneficiary with a reasonable opportunity for a full and fair review of the decision denying such claim.

     8.2 Arbitration of Disputes. All unresolved claims, disputes and other matters in question arising out of or relating to this Plan or the breach or interpretation thereof, other than those matters which are to be determined by the Employer in its sole and absolute discretion, shall be resolved by binding arbitration before a representative member, selected by the mutual agreement of the parties, of the Judicial Arbitration and Mediation Services, Inc. ("JAMS"), located in Seattle, Washington. In the event JAMS is unable or unwilling to conduct the arbitration provided for under the terms of this Paragraph, or has discontinued its business, the parties agree that a representative member, selected by the mutual agreement of the parties, of the American Arbitration Association ("AAA"), located in Seattle, Washington, shall conduct the binding arbitration referred to in this Paragraph. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with JAMS (or AAA, if necessary). In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The arbitration shall be subject to such rules of procedure used or established by JAMS, or if there are none, the rules of procedure used or established by AAA. Any award rendered by JAMS or AAA shall be final and binding upon the parties, and as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any court having jurisdiction thereof. The obligation of the parties to arbitrate pursuant to this clause shall be specifically enforceable in accordance with, and shall be conducted consistently with, the provisions of Title 9 of Part 3 of the Washington Code of Civil Procedure. Any arbitration hereunder shall be conducted in Lacey, Washington, unless otherwise agreed to by the parties.

ARTICLE IX

MISCELLANEOUS

     9.1 Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I ERISA. Accordingly, the Plan shall terminate and no further benefits shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt.

     9.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in Section 8.4, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Employer under this Plan. Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

     9.3 Trust Fund. The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, but no later than prior to a Change in Ownership, the Employer shall establish one or more trusts, with such trustee as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts will be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

     9.4 Non-assignabiliy. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     9.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

     9.6 Protective Provisions. A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefit hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other action as may be requested by the Employer.

     9.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply.

     9.8 Captions. The captions of the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     9.9 Governing Law. The provisions of this Plan shall be construed, interpreted, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Washington.

     9.10 Validity. If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

     9.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

     9.12 IRS Section 280G Issues. If all or any portion of the amounts payable to the Participant under this Plan, either alone or together with other payments which the Participant has the right to receive from the Employer, constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), that are subject to the excise tax imposed by Section 4999 of the Code (or similar tax and/or assessment), Participant shall be responsible for the payment of such excise tax and Employer (and its successor) shall be responsible for any loss of deductibility related thereto; provided, however, that Employer and Participant shall cooperate with each other and use all reasonable efforts to minimize to the fullest extent possible the amount of excise tax imposed by Section 4999 of the Code. If, at a later date, it is determined (pursuant to final regulations or published rulings of the Internal Revenue Service, final judgment of a court of competent jurisdiction, or otherwise) that the amount of excise taxes payable by the Participant is greater than the amount initially so determined, then the Participant shall pay an amount equal to the sum of such additional excise taxes and any interest, fines and penalties resulting from such underpayment. The determination of the amount of any such excise taxes shall be made by the independent accounting firm employed by the Employer immediately prior to the change in control or such other independent accounting firm or advisor as may be mutually agreeable to Employer and Participant in the exercise of their reasonable good faith judgment.

VENTURE FINANCIAL GROUP, INC.
By:	Date:
Title:

Exhibit 1

Participation Agreement

The Venture Financial Group, Inc. 2005 Supplemental Executive Retirement Plan

Participant:	(INSERT NAME)
Eligibility Date:	(INSERT DATE OF ELIGIBILITY)

The above named Participant is authorized to receive benefits pursuant to the 2005 Venture Financial Group, Inc. Supplemental Executive Retirement Plan as described below. Benefit accrual shall commence as of the Eligibility Date listed above.

Normal Retirement Date:

Benefit Level:

Benefit Amount: The Employer shall pay to the Participant at their Normal Retirement Date an amount equal to
___________________________ ($________) per year in Twenty-Four (24) substantially equal semi-monthly installments.

     Death Benefit: In the event the Participant dies after Normal Retirement, or after payments pursuant to this Agreement have commenced, Participant's Beneficiary(ies) shall be entitled to receive the remainder of payments due under this Agreement. In the event Participant dies after the effective date of Termination, but prior to any payments being made pursuant to the terms of this Agreement, then Participant's Beneficiary(ies) shall be entitled to receive a Benefit equal to the Applicable Percentage of the Retirement Benefit specified in the Participation Agreement. Any Benefits due following the death of a Participant shall be made in twenty-four (24) substantially equal semi-monthly installments each year that a benefit is due.

Waiver and Release of Claims

    (a) The Participant is a party to that certain Executive Supplemental Income Agreement made with the Employer or its predecessor dated __________________, as amended by instrument(s) dated ___________________________ (the "Prior Plan Agreement");

    (b) The Plan and the benefits provided under the Plan substitute for the Prior Plan Agreement and the benefits provided thereunder;

    (c) The Prior Plan Agreement and the benefits otherwise to be provided thereunder are hereby terminated effective as of the date of this Plan;

    (d) The Participant hereby waives and relinquishes for himself or herself, and his or her heirs, beneficiaries, legal representatives, agents, successors and assigns, any and all right, entitlement and interest that the Participant has or may have pursuant to the Prior Plan Agreement and the benefits thereunder;

    (e) The Participant accepts the benefits afforded by the Agreement in full and complete satisfaction and substitution for the benefits otherwise provided by the Prior Plan Agreement; and

     (f) The Participant (i) has had an opportunity to consult with legal, tax and financial advisors of the Participant's own choice in determining whether to enter into the Agreement and this Waiver, (ii) understands the benefits that were to be provided to the Participant and to his or her surviving spouse or beneficiaries under the Prior Plan Agreement and the terms and conditions that applied to such benefits, (iii) understands that the effect of this Waiver is to terminate, waive and relinquish forever all rights, entitlements and interests that the Participant has or may have under the Prior Plan Agreement and the benefits thereunder as a condition to receiving benefits under the Plan; and (iv) the Participant is entering into the Participation Agreement and this Waiver voluntarily and with full appreciation of the effects of doing so.

Participant: ___________________________           __________________________
                     (Signature)                                                 (Print Name)

Venture Financial Group, Inc.   ___________________________
                                                    (authorized executive)

Date:          ___________________________

EXHIBIT 2

Beneficiary Designation Form
The 2005 Venture Financial Group, Inc. Supplemental Executive Retirement Plan

I.         PRIMARY DESIGNATION
                           (You may refer to the beneficiary designation information prior to completion of this form.)

            A.             Person(s) as a Primary Designation:
                            (Please indicate the percentage for each beneficiary.)

            Name___________________________________        Relationship___________________  / _______%
            Address:_________________________________________________________________________
                                            (Street)                                                             (City)                         (State)             (Zip)

            Name___________________________________        Relationship___________________  / _______%
            Address:_________________________________________________________________________
                                            (Street)                                                             (City)                         (State)             (Zip)

            Name___________________________________        Relationship___________________  / _______%
            Address:_________________________________________________________________________
                                            (Street)                                                             (City)                         (State)             (Zip)

            B.             Estate as a Primary Designation:

My Primary Beneficiary is The Estate of ______________________________________ as set forth in the last will and testament dated the _____ day of _____________, _____ and any codicils thereto.

            C.             Trust as a Primary Designation:

Name of the Trust: ____________________________________________________________
Execution Date of the Trust: _____ / _____ / _________
Name of the Trustee: __________________________________________________________
Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):  ___________________________________________________________________
___________________________________________________________________
 Is this an Irrevocable Life Insurance Trust? ________ Yes ________ No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.            SECONDARY (CONTINGENT) DESIGNATION

             A.             Person(s) as a Secondary (Contingent) Designation:
                              (Please indicate the percentage for each beneficiary.)

            Name___________________________________        Relationship___________________  / _______%
            Address:_________________________________________________________________________
                                            (Street)                                                             (City)                         (State)             (Zip)

            Name___________________________________        Relationship___________________  / _______%
            Address:_________________________________________________________________________
                                            (Street)                                                             (City)                         (State)             (Zip)

            Name___________________________________        Relationship___________________  / _______%
            Address:_________________________________________________________________________
                                            (Street)                                                             (City)                         (State)             (Zip)

            B.             Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of _____________________________________ as set forth in my last will and testament dated the _____ day of ___________, _____ and any codicils thereto.

            C.             Trust as a Secondary (Contingent) Designation:

Name of the Trust: ____________________________________________________________
Execution Date of the Trust: _____ / _____ / _________
Name of the Trustee: __________________________________________________________
Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):  ___________________________________________________________________
___________________________________________________________________

All sums payable under this Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

Participant's Signature                                                                                  Date